SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report: July 27 1999 (Date of earliest event reported) ABN AMRO Mortgage Corporation (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1999 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-through Certificates Series 1999-5) Delaware (State or other jurisdiction of organization) 333-57027 (Commision File No.) 363886007 (I.R.S. Employer Identification No.) 181 West Madison Street Chicago, Illinois 60602 (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, including area code (248) 643-2530 (Former name or former address, if changed since last report.) ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS (c) Exhibits Exhibit No. Description 99.1 Monthly distribution report pursuant to Section 4.02 of the Pooling and Servicing Agreement for the distribution on August 27, 2001. Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized. LASALLE BANK N.A., IN ITS CAPACITY AS AGENT FOR THE TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF ABN AMRO Mortgage Corporation, REGISTRANT By: /s/ Russell Goldenberg Russell Goldenberg, Group Senior Vice President Dated: August 27, 2001 ABN AMRO LaSalle Bank N.A. Administrator: Rita Lopez (800) 246-5761 135 S. LaSalle Street Suite 1625 Chicago, IL 60603-4159 ABN AMRO Mortgage Corporation (LaSalle Home Mortgage Corporation, as Servicer) Multi-Class Mortgage Pass-through Certificates Series 1999-5 ABN AMRO Acct: 67-8198-90-4 Statement Date: 08/27/01 Payment Date: 08/27/01 Prior Payment: 08/27/01 Record Date: 07/31/01 WAC: 7.088984% WAMM: 329 Number Of Pages Table Of Contents 1 REMIC Certificate Report 3 Other Related Information 3 Asset Backed Facts Sheets 1 2 Total Pages Included In This Package 10 Modified Loan Detail Appendix A Realized Loss Detail Appendix B LaSalle Web Site www.etrustee.net LaSalle Bulletin Board (714) 282-3990 0 0 Bloomberg User Terminal 0 0 Monthly Data File Name: ABN99005_200108_3.EXE REMIC II Original Opening Class Face Value (1) Balance CUSIP Per $1,000 Per $1,000 A-1 60,514,000.00 41,368,254.74 00077BJL8 1000.000000 683.614614 A-2 30,000,000.00 22,419,324.66 00077BJM6 1000.000000 747.310822 A-3 475,000.00 379,182.51 00077BJN4 1000.000000 798.278968 A-4 11,500,000.00 9,356,257.56 00077BJP9 1000.000000 813.587614 A-5 1,344,755.00 N 919,294.55 00077BJQ7 1000.000000 683.614896 A-6 79,131,433.00 68,373,060.81 00077BJR5 1000.000000 864.044264 A-7 26,377,144.00 22,791,020.10 00077BJS3 1000.000000 864.044269 A-8 24,339,323.00 24,339,323.00 00077BJT1 1000.000000 1000.000000 A-9 31,085,699.00 31,085,699.00 00077BJU8 1000.000000 1000.000000 A-10 31,085,585.00 31,085,585.00 00077BJV6 1000.000000 1000.000000 A-P 3,136,144.00 2,680,148.83 00077BJW4 1000.000000 854.600053 A-X 7,685,750.00 N 6,197,446.08 00077BJX2 1000.000000 806.355409 M 6,994,300.00 6,845,829.42 00077BJY0 1000.000000 978.772632 B-1 2,486,800.00 2,434,011.79 00077BJZ7 1000.000000 978.772636 B-2 1,243,400.00 1,217,005.87 00077BKA0 1000.000000 978.772615 B-3 1,088,000.00 1,064,904.64 00077BKH5 1000.000000 978.772647 B-4 621,700.00 608,502.96 00077BKJ1 1000.000000 978.772656 B-5 777,222.00 760,723.63 00077BKK8 1000.000000 978.772642 R 100.00 0.00 00077BKB8 1000.000000 0.000000 Totals 310,855,850.00 266,808,834.52 Principal Principal Negative Class Payment Adj. or Loss Amortization CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 1,424,750.30 0.00 0.00 00077BJL8 23.544144 0.000000 0.000000 A-2 758,734.40 0.00 0.00 00077BJM6 25.291147 0.000000 0.000000 A-3 9,590.18 0.00 0.00 00077BJN4 20.189853 0.000000 0.000000 A-4 214,562.83 0.00 0.00 00077BJP9 18.657637 0.000000 0.000000 A-5 0.00 0.00 0.00 00077BJQ7 0.000000 0.000000 0.000000 A-6 1,445,414.93 0.00 0.00 00077BJR5 18.266002 0.000000 0.000000 A-7 481,804.97 0.00 0.00 00077BJS3 18.266002 0.000000 0.000000 A-8 0.00 0.00 0.00 00077BJT1 0.000000 0.000000 0.000000 A-9 0.00 0.00 0.00 00077BJU8 0.000000 0.000000 0.000000 A-10 0.00 0.00 0.00 00077BJV6 0.000000 0.000000 0.000000 A-P 36,668.27 0.00 0.00 00077BJW4 11.692151 0.000000 0.000000 A-X 0.00 0.00 0.00 00077BJX2 0.000000 0.000000 0.000000 M 6,844.90 0.00 0.00 00077BJY0 0.978640 0.000000 0.000000 B-1 2,433.68 0.00 0.00 00077BJZ7 0.978639 0.000000 0.000000 B-2 1,216.84 0.00 0.00 00077BKA0 0.978639 0.000000 0.000000 B-3 1,064.76 0.00 0.00 00077BKH5 0.978640 0.000000 0.000000 B-4 608.42 0.00 0.00 00077BKJ1 0.978639 0.000000 0.000000 B-5 760.61 0.00 0.00 00077BKK8 0.978626 0.000000 0.000000 R 0.00 0.00 0.00 00077BKB8 0.000000 0.000000 0.000000 Totals 4,384,455.09 0.00 0.00 Closing Interest Interest Class Balance Payment Adjustment CUSIP Per $1,000 Per $1,000 Per $1,000 A-1 39,943,504.44 227,525.40 0.00 00077BJL8 660.070470 3.759880 0.000000 A-2 21,660,590.26 126,108.70 0.00 00077BJM6 722.019675 4.203623 0.000000 A-3 369,592.33 2,132.90 0.00 00077BJN4 778.089116 4.490316 0.000000 A-4 9,141,694.73 52,628.95 0.00 00077BJP9 794.929977 4.576430 0.000000 A-5 887,633.43 5,171.03 0.00 00077BJQ7 660.070743 3.845332 0.000000 A-6 66,927,645.88 250,273.89 0.00 00077BJR5 845.778262 3.162762 0.000000 A-7 22,309,215.13 262,524.06 0.00 00077BJS3 845.778267 9.952710 0.000000 A-8 24,339,323.00 136,908.69 0.00 00077BJT1 1000.000000 5.625000 0.000000 A-9 31,085,699.00 174,857.06 0.00 00077BJU8 1000.000000 5.625000 0.000000 A-10 31,085,585.00 174,856.42 0.00 00077BJV6 1000.000000 5.625000 0.000000 A-P 2,643,480.56 0.00 0.00 00077BJW4 842.907902 0.000000 0.000000 A-X 6,056,512.28 34,860.63 0.00 00077BJX2 788.018382 4.535749 0.000000 M 6,838,984.52 38,507.79 0.00 00077BJY0 977.793992 5.505596 0.000000 B-1 2,431,578.11 13,691.32 0.00 00077BJZ7 977.793996 5.505598 0.000000 B-2 1,215,789.03 6,845.66 0.00 00077BKA0 977.793976 5.505598 0.000000 B-3 1,063,839.88 5,990.09 0.00 00077BKH5 977.794007 5.505597 0.000000 B-4 607,894.54 3,422.83 0.00 00077BKJ1 977.794016 5.505598 0.000000 B-5 759,963.02 1,727.76 0.00 00077BKK8 977.794015 2.222994 0.000000 R 0.00 0.00 0.00 00077BKB8 0.000000 0.000000 0.000000 Totals 262,424,379.43 1,518,033.18 0.00 Pass-Through Class Rate (2) CUSIP Next Rate (3) A-1 6.600000% 00077BJL8 Fixed A-2 6.750000% 00077BJM6 Fixed A-3 6.750000% 00077BJN4 Fixed A-4 6.750000% 00077BJP9 Fixed A-5 6.750000% 00077BJQ7 Fixed A-6 4.392500% 00077BJR5 5.026000% A-7 13.822500% 00077BJS3 11.922000% A-8 6.750000% 00077BJT1 Fixed A-9 6.750000% 00077BJU8 Fixed A-10 6.750000% 00077BJV6 Fixed A-P 00077BJW4 None A-X 6.750000% 00077BJX2 Fixed M 6.750000% 00077BJY0 Fixed B-1 6.750000% 00077BJZ7 Fixed B-2 6.750000% 00077BKA0 Fixed B-3 6.750000% 00077BKH5 Fixed B-4 6.750000% 00077BKJ1 Fixed B-5 6.750000% 00077BKK8 Fixed R 6.750000% 00077BKB8 Fixed Total P&I Payment 5,902,488.27 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated REMIC I Original Opening Principal Class Face Value (1) Balance Payment CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere310,855,850.00 266,808,834.4 4,384,455.09 1000.000000 858.304048 14.104464 R (component R 0.00 0.00 0.00 1000.000000 0.000000 0.000000 310,855,850.00 266,808,834.4 4,384,455.09 Principal Negative Closing Class Adj. or Loss Amortization Balance CUSIP Per $1,000 Per $1,000 Per $1,000 REMIC I Intere 0.00 0.00 262,424,379.40 0.000000 0.000000 844.199584 R (component R 0.00 0.00 0.00 0.000000 0.000000 0.000000 0.00 0.00 262,424,379.40 Interest Interest Pass-Through Class Payment Adjustment Rate (2) CUSIP Per $1,000 Per $1,000 Next Rate (3) REMIC I Intere 1,518,033.18 0.00 6.838984% 4.883399 0.000000 6.837789% R (component R 0.00 0.00 0.000000 0.000000None 1,518,033.18 0.00 Total P&I Payment 5,902,488.27 Notes: (1) N denotes notional balance not included in total (2) Interest Paid minus Interest Adjustment minus Deferred Interest equals Accrual (3) Estimated Other Related Information Accrued ReimbursemeNet Certificateof Prior Prepayment Class Interest Losses Int. Shortfalls A-1 227,525.40 0.00 0.00 A-2 126,108.70 0.00 0.00 A-3 2,132.90 0.00 0.00 A-4 52,628.95 0.00 0.00 A-5 5,171.03 0.00 0.00 A-6 250,273.89 0.00 0.00 A-7 262,524.06 0.00 0.00 A-8 136,908.69 0.00 0.00 A-9 174,857.06 0.00 0.00 A-10 174,856.42 0.00 0.00 A-P 0.00 0.00 0.00 A-X 34,860.63 0.00 0.00 M 38,507.79 0.00 0.00 B-1 13,691.32 0.00 0.00 B-2 6,845.66 0.00 0.00 B-3 5,990.09 0.00 0.00 B-4 3,422.83 0.00 0.00 B-5 4,279.07 0.00 0.00 R 0.00 0.00 0.00 Total 1,520,584.4 0.00 0.00 0.00 Prior Ending Unpaid Unpaid Interest Class Interest Interest Loss A-1 0.00 0.00 0.00 A-2 0.00 0.00 0.00 A-3 0.00 0.00 0.00 A-4 0.00 0.00 0.00 A-5 0.00 0.00 0.00 A-6 0.00 0.00 0.00 A-7 0.00 0.00 0.00 A-8 0.00 0.00 0.00 A-9 0.00 0.00 0.00 A-10 0.00 0.00 0.00 A-P 0.00 0.00 0.00 A-X 0.00 0.00 0.00 M 0.00 0.00 0.00 B-1 0.00 0.00 0.00 B-2 0.00 0.00 0.00 B-3 0.00 0.00 0.00 B-4 0.00 0.00 0.00 B-5 0.00 0.00 0.00 R 0.00 0.00 0.00 Total 0.00 0.00 0.00 Actual Distribution Class of Interest A-1 227,525.40 A-2 126,108.70 A-3 2,132.90 A-4 52,628.95 A-5 5,171.03 A-6 250,273.89 A-7 262,524.06 A-8 136,908.69 A-9 174,857.06 A-10 174,856.42 A-P 0.00 A-X 34,860.63 M 38,507.79 B-1 13,691.32 B-2 6,845.66 B-3 5,990.09 B-4 3,422.83 B-5 1,727.76 R 0.00 Total 1,518,033.18 BOOK VALUE OF FORECLOSURES NUMBER OF LOANS BALANCE BOOK VALUE OF FORECLOSURE LOANS (AGGREGATE) 0 0.00 PAYOFFS AND CURTAILMENTS CURRENT NUMBER OF PAYOFFS 12 CURRENT PAYOFF BALANCE 3,589,627.85 CURRENT NUMBER OF CURTAILMENTS 170 CURRENT CURTAILMENTS BALANCE 527,846.27 SERVICER ADVANCES PRINCIPAL ADVANCES 14,307.35 INTEREST ADVANCES 85,877.56 TOTAL ADVANCES 100,184.91 REALIZED LOSSES CURRENT REALIZED LOSSES 0.00 PRIOR REALIZED LOSSES 0.00 TOTAL REALIZED LOSSES SINCE CUT-OFF DATE 0.00 SPECIAL HAZARD COVERAGE BEGINNING BALANCE CURRENT REDUCTION* 3,509,134.88 0.00 ENDING BALANCE 3,509,134.88 BANKRUPTCY COVERAGE BEGINNING BALANCE CURRENT REDUCTION 116,000.00 0.00 ENDING BALANCE 116,000.00 FRAUD COVERAGE BEGINNING BALANCE CURRENT REDUCTION 3,108,559.00 0.00 ENDING BALANCE 3,108,559.00 DistributioDelinq 1 Month Date # Balance 08/27/01 5 1,309,936 0.66% 0.499% 07/25/01 5 1,661,093 0.65% 0.623% 07/25/01 5 1,661,093 0.65% 0.623% 06/25/01 5 1,223,051 0.64% 0.450% 06/25/01 5 1,223,051 0.64% 0.450% 05/25/01 5 1,652,844 0.63% 0.600% 04/25/01 3 804,770 0.37% 0.289% 04/25/01 3 804,770 0.37% 0.289% 03/26/01 4 1,098,048 0.49% 0.391% 02/26/01 0 0 0.00% 0.000% 01/25/01 2 621,240 0.24% 0.218% 12/26/00 1 285,050 0.12% 0.100% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 1 243,670 0.12% 0.084% 08/25/00 0 0 0.00% 0.000% DistributioDelinq 2 Months Date # Balance 08/27/01 0 0 0.00% 0.000% 07/25/01 1 258,418 0.13% 0.097% 07/25/01 1 258,418 0.13% 0.097% 06/25/01 1 258,644 0.13% 0.095% 06/25/01 1 258,644 0.13% 0.095% 05/25/01 2 543,731 0.25% 0.197% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 2 584,275 0.25% 0.208% 02/26/01 1 242,594 0.12% 0.086% 01/25/01 1 284,773 0.12% 0.100% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% DistributioDelinq 3+ Months Date # Balance 08/27/01 0 0 0.00% 0.000% 07/25/01 1 340,704 0.13% 0.128% 07/25/01 1 340,704 0.13% 0.128% 06/25/01 1 341,006 0.13% 0.126% 06/25/01 1 341,006 0.13% 0.126% 05/25/01 1 341,306 0.13% 0.124% 04/25/01 2 583,758 0.25% 0.209% 04/25/01 2 583,758 0.25% 0.209% 03/26/01 1 370,689 0.12% 0.132% 02/26/01 0 0 0.00% 0.000% 01/25/01 1 371,336 0.12% 0.130% 12/26/00 1 371,656 0.12% 0.130% 11/27/00 1 371,975 0.12% 0.129% 10/25/00 1 372,291 0.12% 0.129% 09/25/00 2 637,254 0.24% 0.220% 08/25/00 2 728,728 0.24% 0.249% DistributioForeclosure/Bankruptcy Date # Balance 08/27/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% DistributioREO Date # Balance 08/27/01 2 709,437 0.26% 0.270% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% DistributioModifications Date # Balance 08/27/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 07/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 06/25/01 0 0 0.00% 0.000% 05/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 04/25/01 0 0 0.00% 0.000% 03/26/01 0 0 0.00% 0.000% 02/26/01 0 0 0.00% 0.000% 01/25/01 0 0 0.00% 0.000% 12/26/00 0 0 0.00% 0.000% 11/27/00 0 0 0.00% 0.000% 10/25/00 0 0 0.00% 0.000% 09/25/00 0 0 0.00% 0.000% 08/25/00 0 0 0.00% 0.000% DistributioPrepayments Date # Balance 08/27/01 12 3,589,628 1.57% 1.368% 07/25/01 12 4,498,769 1.55% 1.686% 07/25/01 12 4,498,769 1.55% 1.686% 06/25/01 12 3,600,359 1.52% 1.325% 06/25/01 12 3,600,359 1.52% 1.325% 05/25/01 9 2,734,302 1.13% 0.992% 04/25/01 6 1,729,495 0.74% 0.621% 04/25/01 6 1,729,495 0.74% 0.621% 03/26/01 7 1,625,941 0.86% 0.579% 02/26/01 5 1,625,634 0.61% 0.575% 01/25/01 2 906,496 0.24% 0.318% 12/26/00 3 1,346,601 0.36% 0.470% 11/27/00 4 1,180,619 0.48% 0.410% 10/25/00 1 346,773 0.12% 0.120% 09/25/00 6 1,791,464 0.72% 0.618% 08/25/00 2 625,753 0.24% 0.214% DistributioCurr Weighted Avg. Date Coupon Remit 08/27/01 7.0890% 6.8390% 07/25/01 7.0891% 6.8391% 07/25/01 7.0891% 6.8391% 06/25/01 7.0902% 6.8402% 06/25/01 7.0902% 6.8402% 05/25/01 7.0920% 6.8420% 04/25/01 7.0928% 6.8428% 04/25/01 7.0928% 6.8428% 03/26/01 7.1040% 6.8540% 02/26/01 7.0962% 6.8462% 01/25/01 7.0956% 6.8456% 12/26/00 7.0950% 6.8450% 11/27/00 7.0957% 6.8457% 10/25/00 7.0957% 6.8457% 09/25/00 7.0961% 6.8461% 08/25/00 7.0967% 6.8467% Note: Foreclosure and REO Totals are Included in the Appropriate Delinquency Aging Category